UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

HELIX BIOMEDIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	033-20897-D	91-2099117
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

22118 20th Avenue SE, Suite 204

Bothell, Washington 98021

(425) 402-8400

(Address and telephone number of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 15, 2008 and effective as of December 10, 2008, Helix BioMedix, Inc. (the “Company”) entered into a First Amendment to First Amended and Restated License Agreement (the “Amendment”) with Grant Industries, Inc., which amends the First Amended and Restated License Agreement between the parties dated September 12, 2007 (the “Agreement”). Among certain other amendments, the Amendment adds four additional Company peptides to the scope of the license grant under the Agreement, on an exclusive basis (subject to certain limitations), and extends the initial term of the Agreement from December 31, 2009 to December 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX BIOMEDIX, INC.

Dated: December 22, 2008	By:	/s/ R. Stephen Beatty
R. Stephen Beatty
President and Chief Executive Officer